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                          JPMORGAN U.S. EQUITY FUNDS

                         JPMORGAN MID CAP GROWTH FUND
                            (CLASS A AND CLASS B)
           (A SERIES OF J.P. MORGAN MUTUAL FUND INVESTMENT TRUST)


  SUPPLEMENT DATED JUNE 2, 2005 TO THE FUND'S PROSPECTUS AND STATEMENT OF
                   ADDITIONAL INFORMATION DATED MAY 1, 2005
                 (SUPERSEDING SUPPLEMENT DATED MAY 23, 2005)

The Board of Trustees of the JPMorgan Mid Cap Growth Fund ("Fund") approved changing the Fund's name to JPMorgan Growth Advantage Fund, as well as changing its strategy and process to be effective August 17, 2005.

    A) On the front of the PROSPECTUS the Fund's name is changed to JPMorgan Growth Advantage Fund and conforming changes are made throughout the prospectuses.

    B) The sentence under the heading "The Fund's Objective" is deleted and replaced with the following:

The Fund seeks to provide long-term capital growth.

    C) The first two paragraphs under the heading "THE FUND'S MAIN INVESTMENT STRATEGY" are deleted and replaced with the following:

The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes such companies offer attractive opportunities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

    The fourth paragraph is deleted.

    D) The first paragraph under the heading "INVESTMENT PROCESS" is deleted and replaced with the following:

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that

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are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e., a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

    E) The fourth paragraph under the heading "THE FUND'S MAIN INVESTMENT RISKS" is deleted and replaced with the following:

Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies which may cause its share price changes to become more sudden or more erratic. This occurs because the securities of smaller companies are likely to fluctuate more dramatically than the securities of larger companies and may trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller companies also may have limited product lines, markets or financial resources, and they may depend on a small management group.

    In addition the following language is added after the sixth paragraph:

The value of REITs will depend on the value of the underlying properties of the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


    F) The last sentence of the first paragraph of "THE FUND'S PAST PERFORMANCE" is deleted and replaced with the following:

It compares that performance to the Russell 3000 Growth Index and Russell Midcap(R) Growth Index, each a broad-based securities market index, and the Fund's Lipper category is the Lipper Multi-Cap Growth Funds Index, a broad-based index. In the past, the Fund has compared its performance to the Russell Midcap(R) Growth Index, and the Fund's Lipper category has been the Lipper Mid-Cap Growth Funds Index. The adviser believes that the Russell 3000 Growth Index is more appropriate because it more accurately reflects the Fund's investment strategy.

In addition, the following language is added at the beginning of the footnote after the bar chart:

* As of the date of this prospectus, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. In view of these changes, the Fund's performance record prior to this period might not be considered pertinent for investors considering whether to purchase shares of the Fund.

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The "Average Annual Total Returns" table is hereby amended and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)
                                             PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                            10.81          (17.08)        (10.71)
Return After Taxes on Distributions            10.81          (17.15)        (10.79)
Return After Taxes on Distribution and
Sale of Fund Shares                             7.03          (13.54)         (8.75)
---------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                            11.14          (17.09)        (10.58)
---------------------------------------------------------------------------------------
RUSSELL 3000 GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                      6.93            (8.87)          9.80
---------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                            15.48            (3.36)          1.71
---------------------------------------------------------------------------------------
LIPPER MULTI-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)             11.26            (7.00)          9.43


CONFORMING CHANGES ARE MADE TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.



               INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
            PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR
                             FUTURE REFERENCE.


                                                                    SUP-MCG-605

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